UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 23, 2015

California Resources Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10889 Wilshire Blvd. Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 848-4754
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD Disclosure.

California Resources Corporation posted the attached presentation in the “Investor Relations” section of its website available at http://www.crc.com/investor-relations.

Portions of this Current Report on Form 8-K contain forward-looking statements and involve risks and uncertainties that could materially affect the Company’s expectations. Actual results may differ from anticipated results sometimes materially. Factors that could cause results to differ include, but are not limited to commodity pricing; vulnerability to economic downturns and adverse developments in our business due to our debt; inability to reduce costs; compliance with regulations or changes in regulations and the ability to obtain government permits and approvals; insufficiency of our operating cash flow to fund planned capital investments; inability to implement our capital investment program profitably or at all;compliance with regulations or changes in regulations and our ability to obtain government permits and approvals; risks of drilling; regulatory initiatives relating to hydraulic fracturing and other well stimulation techniques; tax law changes; competition for and costs of oil field equipment services, qualified personnel and acquisitions; risks related to acquisition activity; the subjective nature of estimates of proved reserves and related future net cash flows; any need to impair the value of our oil and natural gas properties; compliance with laws and regulations, including those pertaining to land use and environmental protection; restrictions on our ability to obtain, use, manage or dispose of water; inability to operate to the United States outside California; inability to drill identified locations when planned or at all; concerns about climate change and air quality issues; catastrophic events for which we may be uninsured or underinsured; cyber attacks; operational issues (including strikes) that restrict market access; uncertainties related to the spin-off, and the anticipated effects of restructuring or reorganizing our business. Words such as “estimate”, “project”, “predict”, “will”, “would”, “should”, “could”, “may”, “might”, “anticipate”, “plan”, “intend”, “believe”, “expect”, “aim”, “goal”, “target”, “objective”, “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, the Company and Occidental do not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect the Company’s expectations appear in “Risk Factors” of the Company’s Form 10.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	March 25, 2015 43rd Annual Energy Conference
Scotia Howard Weil

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
	Name:	Roy Pineci
	Title:	Executive Vice President-Finance
DATED: March 23, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	March 25, 2015 43rd Annual Energy Conference
Scotia Howard Weil

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